UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

———————
SCHEDULE 14A
———————

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☑
Filed by Party other than Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement	☐ Definitive Additional Materials
☐ Soliciting Materials Pursuant to §240.14a-12

CORD BLOOD AMERICA, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CORD BLOOD AMERICA, INC.
_____________

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 19, 2017
______________
To our shareholders:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders of Cord Blood America, Inc., a Florida corporation (the “Company”), will be held on Wednesday, July 19, 2017, at 10:00 a.m., Eastern time, at _______________________________________, for the following purposes:

1.
To elect one director nominated by the board of directors named in the attached proxy statement to serve until the 2020 annual meeting of shareholders;
2.
To ratify the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017;
3.
To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation; and
4.
To transact such other business as may properly come before the annual meeting, including any adjournment thereof.

The Company’s board of directors has fixed May 22, 2017, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

All shareholders are invited to attend the annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

By Order of the Board of Directors

/s/ David Sandberg
Las Vegas, Nevada	David Sandberg
May __, 2017	Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 19, 2017: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2016, are available free of charge at www.iproxydirect.com/cbai.

CORD BLOOD AMERICA, INC.
PROXY STATEMENT 2017 ANNUAL MEETING
TABLE OF CONTENTS

Information Concerning Solicitation and Voting	1
Principal Shareholders	3
Compliance with Section 16(a) of the Exchange Act	4
Corporate Governance and Board of Directors Matters	4
Role of the Board of Directors’ Committees	5
Audit Committee Report	6
Board Diversity	7
Selection of Nominees for the Board of Directors	7
Board Leadership	7
Risk Oversight	7
Determinations of Director Independence	8
Board of Directors Meetings during Fiscal 2016	8
Policy Regarding Attendance at Annual Meeting of Shareholders	8
Communication with the Board of Directors	8
Code of Business Conduct and Ethics and Senior Code	8
Certain Relationships and Related Transactions	8
Executive Compensation	9
2016 Grants of Plan-Based Awards	12
Proposal 1 Election of Directors	12
Proposal 2 Ratification of Appointment of Independent Registered Certified Public Accounting Firm	12
Proposal 3 Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation	13
APPENDIX A Articles of Amendment to Amended and Restated Articles of Incorporation of Cord Blood American, Inc.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission (the "Commission") on March 28, 2017 (the “2016 10-K”).

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE.

CORD BLOOD AMERICA, INC.
____________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
JULY 19, 2017
____________

Information Concerning Solicitation and Voting

The accompanying proxy is solicited by the board of directors of Cord Blood America, Inc. for use at our 2017 annual meeting of shareholders to be held on Wednesday, July 19, 2017, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2017 Annual Meeting of Shareholders. The date of this proxy statement is May __, 2017, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares in connection with the solicitation of proxies by the board of directors for the 2017 annual meeting of shareholders. This proxy procedure is necessary to permit all common shareholders, many of whom live throughout the United States and are unable to attend the 2017 annual meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic access. To access our proxy statement and 2016 10-K electronically, please visit our corporate website at www.iproxydirect.com/cbai.

Voting securities. Only our shareholders of record as of the close of business on May 22, 2017, the record date for the 2017 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 1,272,066,146 shares of our common stock issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2017 annual meeting. Each holder of record as of that date is entitled to one vote for each share held. In accordance with our by-laws, the presence of at least a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold 2017 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2017 annual meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2017 annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee does not have discretionary authority to vote on the election of the directors (proposal 1) or for proposal 3 without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of the independent registered public accounting firm (proposal 2), even if the broker, bank or other nominee does not receive voting instructions from you. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the board of directors. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A shareholder wanting to vote in person at the 2017 annual meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2017 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required. The one nominee receiving the greatest numbers of votes at the meeting, assuming a quorum is present, will be elected as a director to serve until the 2020 annual meeting of shareholders. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Assuming a quorum is present, proposal 2 must be approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote. Proposals 3 requires an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares entitled to vote for the election of directors. Abstentions will be counted in tabulations of the votes cast on each such proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be excluded from the vote and will have no effect on the outcome.

Board of directors recommendations. The board of directors recommends a vote FOR proposals 1, 2 and 3.

Attendance at the meeting. You are invited to attend the annual meeting only if you were a Cord Blood America shareholder or joint holder as of the close of business on May 22, 2017, the record date, or if you hold a valid proxy for the 2017 annual meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at ____ _.m. local time. Check-in will begin at ____ _.m. local time.

Communications with our board of directors. You may contact any of our directors by writing to them c/o Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV 89119. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Cord Blood America. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by Cord Blood America that is addressed to the independent members of the board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Stephen Morgan
General Counsel
Cord Blood America, Inc.
1857 Helm Drive
Las Vegas, NV 89119
Telephone: (702) 914-7250
email: smorgan@cordblood-america.com

Principal Shareholders

The following table sets forth information as of May 22, 2017, except as otherwise noted, with respect to the beneficial ownership of our common stock:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Except as noted below, the address for the above identified officers and directors of the Company is c/o Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV 89119. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of May 22, 2017 are deemed outstanding for computing the percentage of the person holding such option or warrant. Percentages are based on a total of 1,272,066,146 shares of common stock outstanding on May 22, 2017 and shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of May 22, 2017 as described above. The inclusion in the aforementioned table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge, based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power of shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Approximate Percent of Class (%)
Cryo-Cell International, Inc. (1) 700 Brooker Creek Boulevard, Suite 1800 Oldsmar, Florida 34677	110,749,924	8.7%

Red Oak Partners, LLC (2) 150 E Palmetto Park Road, Suite 800 Boca Raton, Florida 33432	381,052,632	30.0%

Stephen Morgan	100,000	*%
Timothy G. McGrath	90,669	*%
David Sandberg (2)	381,052,632	30.0%
Anthony Snow	0	*%
Adrian Pertierra	0	*%
All above executive officers and directors as a group (five persons)(2)	381,243,301	30.1%
———————
*	Less than 1% of the outstanding common stock.

(1)	The amount shown and the following information is derived from an Amendment No. 2 to Schedule 13D filed by Cryo-Cell International, Inc., reporting beneficial ownership as of April 11, 2016.
(2)
Red Oak Partners, LLC has shared voting power and shared dispositive power over the 381,052,632 shares. Red Oak Partners, LLC is affiliated with the following entities and individual that hold voting power and dispositive power over certain shares: (i) The Red Oak Fund, LP; (ii) the Red Oak Long Fund, LP; (iii) Pinnacle Opportunities Fund, LP; (iv) Pinnacle Capital Partners, LLC; and (v) David Sandberg. Each of them disclaims beneficial ownership with respect to any shares other than shares owned directly by them.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the Commission. Officers, directors and persons owning more than 10% of such securities required by Commission regulations to file with the Commission and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To the Company’s knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% or greater shareholders were complied with.

Corporate Governance and Board of Directors Matters

The following table sets forth the names and positions of the Company’s executive officers and directors.

Name	Age	Position with the Company	Director Term Expiring

Stephen Morgan	40	Interim President, General Counsel, and Secretary	-
Timothy McGrath	53	Director	2017 annual meeting
David Sandberg	45	Chairman of the Board of Directors	2019 annual meeting
Anthony Snow	42	Director	2018 annual meeting
Adrian Pertierra	45	Director	2018 annual meeting

Stephen Morgan currently serves as Interim President, General Counsel, and Corporate Secretary. He has been General Counsel of the Company since August 2010. Prior to his employment with the Company, Mr. Morgan worked for law firms in Los Angeles, California, representing clients in a broad range of transactional and litigation matters. Mr. Morgan earned his Bachelor of Science degree from the University of Minnesota and his Juris Doctor from Loyola Law School in Los Angeles, California.

Timothy McGrath has been a director of the Company since March 2006. Mr. McGrath has served in an executive capacity for the past 13 years. Since September 2011, Mr. McGrath has served as Controller for Logic Information Systems, Inc., a technology services company. From January 2006 to February 2008 Mr. McGrath served as the Vice President of Finance and Accounting at BioE, Inc. From October 1999 through September 2005 Mr. McGrath served as Vice President and Chief Financial Officer of Orphan Medical, Inc. The Nominating and Corporate Governance Committee of our board of directors considered Mr. McGrath's finance and accounting professional background in selecting him as a director of the Company.

David Sandberg has been the Chairman of the Board of the Company since April 2015. He is the managing member and founder of Red Oak Partners, LLC, a Florida-based, SEC-registered investment company founded in 2003 and which manages several public and private funds. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998 to 2002. Mr. Sandberg presently serves as the Chairman of the Board of Asure Software, Inc., and as a director of SMTC Corp. Mr. Sandberg has previously served as a director of public companies Planar Systems, Inc., RF Industries Ltd., Issuer Direct Corp., and EDCI Holdings Inc. Mr. Sandberg’s public board experience includes serving as the Chairman of each of Audit, Compensation, Governance, and Strategic committees. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. The Nominating and Corporate Governance Committee of our board of directors considered Mr. Sandberg's financial and investment experience as well as his service on other public company boards of directors in selecting him as a director of the Company.

Anthony Snow has been a director of the Company since April 2015.  Since 2012, he has served as a Managing Director at Red Oak Partners. LLC. Prior to joining Red Oak Partners, LLC, Mr. Snow worked at Soros Fund Management where he was part of a two person team that managed a $250 million global long/short equity portfolio. Prior to Soros Fund Management, Mr. Snow focused on investments in global equities at both Ardea Capital Management, as part of the founding team, and Wyper Capital Management. Previously, Mr. Snow was employed at Lindsay Goldberg, a private equity firm, where he focused on leveraged buyouts. Mr. Snow began his career at Merrill Lynch & Co. as an Analyst in the Mergers & Acquisitions group. He received a B.B.A. with high distinction from the University of Michigan, concentrating in finance and accounting, and an M.B.A. from Harvard Business School. Mr. Snow is currently a Director and Chairman of the Finance Committee of StreetWise Partners, a New York City non-profit, and also serves on the Executive Committee. The Nominating and Corporate Governance Committee of our board of directors considered Mr. Snow's financial and investment experience in selecting him as a director of the Company.

Adrian Pertierra has been a director of the Company since April 2015. Since 2008, he has served as the Chief Financial Officer and Head of Trading at Red Oak Partners, LLC, a Florida-based, SEC-registered investment company. Prior to joining Red Oak Partners, LLC in 2007, Mr. Pertierra worked at Tradition Asiel Securities, Inc. from 2006 to 2007, specializing in risk arbitrage. Previously, Mr. Pertierra served as the Vice President of Institutional Equity Sales and Trading at BGC Partners, LP, from 2002 to 2006. Mr. Pertierra is currently the Chairman of the Nominating and Governance committee and serves as a Director on the Board of Asure Software, Inc., a publicly traded company. Mr. Pertierra received a BA in Economics from the College of Holy Cross. The Nominating and Corporate Governance Committee of our board of directors considered Mr. Pertierra's service on other public company boards of directors in selecting him as a director of the Company.

Presently, our directors are divided into three classes. Directors are elected for a full term of three years. Our directors are elected for terms which expires at the third succeeding annual meeting of shareholders after their election. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. Directors may be removed from office at any time, with or without case, by the affirmative vote of the holders of not less than two-thirds of the voting power of all of the shares of our company entitled to vote for the election of directors.

Upon, however, the approval of Proposal 3, the term of office of each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Role of the Board of Directors’ Committees

Director	Audit Committee	Nominating and Governance Committee	Compensation Committee
Timothy McGrath	√	√	√(1)
David Sandberg	√	√	√
Anthony Snow	√(1)	√	√
Adrian Pertierra	√	√(1)	√

(1)
denotes committee Chairman.

Audit Committee. The Audit Committee provides assistance to the Board of the Company in fulfilling its oversight responsibility to shareholders, potential shareholders and the investment community relating to (a) the accounting and reporting practices of the Company, (b) the effectiveness of the Company’s internal control over financial reporting, (c) the Company’s compliance with legal and regulatory requirements related to financial reporting, (d) the qualifications and independence of the Company’s independent auditor, (e) the performance of the Company’s independent auditor and (f) the quality and integrity of the financial reports of the Company.  Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Audit Committee. The Board has determined that the Company has two Audit Committee financial experts, Mr. Snow and Mr. McGrath. In April 2017, the Board adopted its written Audit Committee charter and it can be found on the Company’s website at http://www.cordblood-america.com/investors/charters/. The Audit Committee met four times during the 2016 fiscal year.

Nominating and Governance Committee.

The Nominating and Governance Committee identifies individuals qualified to become members of the Board, recommends director nominees for election at the next annual meeting of shareholders, subject to approval by the Board, develops and recommends to the Board a set of corporate governance principles applicable to the Company and oversees the evaluation of the Board and its dealings with management and appropriate committees of the Board. Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Nominating and Governance Committee. The Nominating and Governance Committee has a charter and it can be found on the Company’s website at http://www.cordblood-america.com/investors/charters/. The Nominating and Governance Committee did not meet during the 2016 fiscal year. The Committee shall be comprised of directors such that the Committee complies with all independence requirements under the “NASDAQ Rules for Determining Whether a Member of the Board of Directors is Independent”.

Compensation Committee.

Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are the current members of the Compensation Committee. The Compensation Committee does not have a charter. A compensation consultant has not been hired by the Compensation Committee. The Compensation Committee met once during the 2016 fiscal year.

The Committee is responsible for setting the Company's compensation principles to guide the design of its executive compensation framework. The Committee is also responsible for determining the annual compensation of the President and the other executive officers.

The Committee makes every effort to maintain its independence and objectivity. While the Committee receives input from the President and discusses compensation with them, the ultimate determination regarding the annual compensation of the President and other executive officers is in the Committee’s sole and absolute discretion.

Audit Committee Report

The primary function of the Audit Committee is to assist the board of directors in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

In this context, the Audit Committee reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and RBSM LLP.
(2)
The Audit Committee has discussed with RBSM LLP the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard 16.
(3)
The Audit Committee has received and reviewed the written disclosures and the letter from RBSM LLP required by the applicable requirements of the Public Company Accounting Oversight Board Rule regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with RBSM LLP its independence from the Company.
(4)
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.
(5)
The Audit Committee has appointed RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017.

Dated May __, 2017	Audit Committee of the Board of Directors of Cord Blood America, Inc.

/s/ Anthony Snow
/s/ Timothy McGrath
/s/ David Sandberg
/s/ Adrian Pertierra

Board Diversity

The Board of Directors and the Nominating and Governance Committee consider diversity in the selection of nominees, utilizing a broad meaning to include a nominee's background, experience, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits desirable in achieving an appropriate group of qualified individuals. The Committee will consider and assess the Board’s diversity in connection with the annual director nomination process to assure it includes an effective mix of people to further our long-term business interests.
Selection of Nominees for the Board of Directors

One of the tasks of the Nominating and Governance Committee is to identify and recruit candidates to serve on the board of directors. The Committee is responsible for providing a list of nominees to the Board for nomination at each annual meeting of shareholders. This Committee will consider nominees for board membership suggested by its members and other Board members, as well as management and shareholders. The Committee may at its discretion retain a third-party executive search firm to identify potential nominees. The Committee will take into account many factors in evaluating a prospective nominee, including, among other things, having integrity and being accountable, being able to exercise informed judgment, being financially literate, having high performance standards, and adding to the Board’s diversity of backgrounds, experiences, skills, accomplishments, financial expertise, professional interests, personal qualities and other traits.

All shareholder nominating recommendations must be in writing, addressed to the Nominating and Governance Committee in care of the Company’s General Counsel, Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV, 89119. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. If a recommendation is submitted by a group of two or more shareholders, the information regarding recommending shareholders must be submitted with respect to each shareholder in the group. Acceptance of a recommendation for consideration does not imply that the Nominating and Governance Committee will nominate the recommended candidate. In addition to proposing nominees for consideration to the Nominating and Governance Committee, shareholders may also directly propose nominees for consideration at an annual meeting of shareholders.

Board Leadership

The board of directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman, David Sandberg, is not an officer. Mr. Sandberg has served as our Chairman since April 2015.

Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, the Company faces a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. The Company's management is responsible for the day-to-day management of the risks we face. The Board, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, the Board's involvement in the Company's business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. The Board receives updates periodically from senior management and outside advisors regarding the various risks the Company faces, including operational, economic, financial, legal, regulatory, and competitive risks. The Board also reviews various risks relating to various specific developments, such as acquisitions, stock repurchases, debt and equity placements, and product introductions.

The Board committees assist the Board in fulfilling its oversight role in certain areas of risks. The Audit Committee oversees the financial and reporting processes of the Company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of the Company, its compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Compensation Committee considers the risks that the Company's compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that the Company's compensation plans and policies would have a material adverse effect on our company. Our Nominating and Governance Committee oversees governance related risks, such as board independence, conflicts of interests, and management succession planning.

Determinations of Director Independence

Mr. McGrath, Mr. Sandberg, Mr. Snow and Mr. Pertierra are independent as that term is defined under the NASDAQ Marketplace Rules.

Board of Directors Meetings during Fiscal 2016

The board of directors held one meeting and took action by unanimous consent four times during 2016. All individuals who were directors in 2016 attended 75% or more of the aggregate number of Board and committee meetings on which he served. The Chairman of the Board presides over all meetings of the Board.

Policy Regarding Attendance at Annual Meeting of Shareholders

All directors are invited to attend the annual meeting of shareholders.

Communication with the Board of Directors

Shareholders may communicate with the full Board or individual directors by submitting such communications in writing to Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV, 89119, Attention: General Counsel. Such communications will be delivered directly to the Company’s Board.

Code of Business Conduct and Ethics and Senior Code

The Company adopted a Code of Ethics on April 13, 2005 that applies to all of its directors, officers and employees, including principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics was attached as Exhibit 14.1 to our registration statement filed on Form SB-2 on May 2, 2005.

Certain Relationships and Related Transactions

In March of 2010 the Company acquired pursuant to a License Agreement, a 10% non dilutable interest in what became, in December 2010, China Stem Cells, Ltd., a Cayman Islands company (hereinafter "Cayman"), which indirectly holds a 100% capital interest in AXM Shenyang, a company organized to conduct a stem cell storage business in China. In exchange for issuance of an equity interest in Cayman, under the terms of the Transfer of Technology Agreement the Company agreed to provide technology transfer, knowhow and training in the setup, marketing and operation of the China stem cell storage business. In connection with the License Agreement, the Company is to receive royalties equal to 8.5% of "Net Revenues" realized from the China stem cell storage business, over the 15 year term of the agreement, with certain minimum annual royalties’ payable beginning in 2011. The Company has not been paid any royalty balance due to date, and it remains doubtful that any such royalties will be collected.

In December of 2010 the Company also acquired the option to provide up to $750,000 of additional capital funding to Cayman through the purchase of Cayman secured convertible promissory notes and attached Cayman warrants to acquire its common stock. Other Cayman shareholders were granted similar options, with the intent of raising the aggregate up to $1.5 million in additional capital for Cayman and its subsidiaries. The Company has exercised this option in part, provided a total of $400,000 in additional capital to Cayman, and is to receive Cayman secured convertible promissory notes for this sum along with 80 Cayman (TBD) warrants. The secured convertible promissory notes are convertible into Cayman stock at a conversion price of $1,500 per share, subject to certain adjustments. The warrants have a five year term and are exercisable at an option exercise price of $0.05 per share per share, subject to certain adjustments. The Company has recorded a reserve for the entire carrying amount of the receivable, including interest. The Company’s former President, Joseph Vicente was appointed as a Director of Cayman in July 2012.

Compensation of Directors

In April 17, 2015, the Board established compensation for non-management directors of $5,000 per year, plus $1,000 per year for the Chairman of the Nominating and Governance Committee, $2,000 per year for the Chairman of the Compensation Committee, $3,000 per year for the Chairman of the Audit Committee and $4,000 per year for the Chairman of the Board. The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Joseph R. Vicente (1)	$0	$0	0	0	0	0	$0
Timothy McGrath	$7,000	$0	0	0	0	0	$7,000
David Sandberg	$9,000	$0	0	0	0	0	$9,000
Anthony Snow	$8,000	$0	0	0	0	0	$8,000
Adrian Pertierra	$6,000	$0	0	0	0	0	$6,000

(1)
Mr. Vicente served as a member of the board of directors from May 2012 until February 2016.

Executive Compensation

Compensation Program Objectives and Philosophy

The primary goals of the Company policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that its executives are compensated effectively in a manner consistent with Company strategy and competitive practice, and to align executive’s compensation with the achievement of the Company’s short and long term business objectives.

The board of directors considers a variety of factors in determining compensation of executives, including their particular background and circumstances, such as their training and prior relevant work experience, their success in attracting and retaining savvy and technically proficient managers and employees, increasing its revenues, broadening the Company product line offerings, managing costs and otherwise helping to lead the Company through a period of profitable growth.

The Company’s board of directors has formed a compensation committee charged with the oversight of executive compensation plans, policies and programs of the Company and with the full authority to determine and approve the compensation of the Company’s Interim President and also makes recommendations with respect to the compensation of other executive officers.

Elements of Compensation

The Company’s compensation program for the named executive officers consists primarily of base salary. There is no retirement plan, long-term incentive plan or other such plans, although Mr. Morgan’s agreement has a bonus plan. The base salary provided is intended to equitably compensate the named executive officers based upon their level of responsibility, complexity and importance of role, leadership and growth potential, and experience.

Base Salary

The Company’s named executive officers receive base salaries commensurate with their roles and responsibilities, while considering the financial condition of the Company. Base salaries and subsequent adjustments, if any, are to be reviewed and approved by the Company’s board of directors, with the advice of the Compensation Committee, annually, based on an informal review of relevant market data and each executive’s performance for the prior year, as well as each executive’s experience, expertise and position. The base salaries paid to the Company’s named executive officers in 2016 are reflected in the Summary Compensation Table below.

Stock-Based Awards under the Equity Incentive Plan

The Company previously provided equity awards as a component of compensation. No such awards were provided in 2016.

Perquisites

The Company did not provide its named executive officers with any perquisites and other personal benefits. The Company does not view perquisites as a significant element of its compensation structure, but does believe that perquisites can be useful in attracting, motivating and retaining the executive talent for which it competes. It is expected that the current practice regarding perquisites will continue and will be subject to periodic review by its Compensation Committee and board of directors.

The following table sets forth the compensation paid to the Company’s President (former) and Interim President for each of its last two completed fiscal years. No other officer received compensation greater than $100,000 for either fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Joseph Vicente	2016	16,875	11,407	0	0	28,282
President and Principal Financial and Accounting Officer (former) (1)	2015	133,000	28,350	0	0	161,350

Stephen Morgan	2016	132,875	7,500	0	0	140,375
Interim President, Corporate Secretary, and General Counsel	2015	127,550	11,375	0	0	138,925

(1)
Mr. Vincente served as our President until February 2016.

Employment Agreements

Employment Agreements with Mr. Morgan

On March 31, 2015, the Company entered into an Executive Employment Agreement with Stephen Morgan, the Company’s Vice President, General Counsel and Corporate Secretary, which was effective as of April 1, 2015 and terminated as of March 31, 2017, unless earlier terminated by the Company or Mr. Morgan in accordance with the agreement (the “Morgan Employment Agreement”). The Morgan Employment Agreement provides for a base salary equal to $130,000, as well as an annual bonus opportunity, payable at the discretion of the board of directors, equal to 25% of Mr. Morgan’s base salary for that calendar year, provided that Mr. Morgan had the option to receive any portion of his salary and bonus in stock of the Company, in lieu of cash, at a value determined by the board of directors in their reasonable discretion and otherwise in accordance with the Employment Agreement.

Effective April 9, 2015, the Company entered into an Amendment to Executive Employment Agreement with Mr. Morgan amending his employment agreement, such that Mr. Morgan no longer has the option, in his sole discretion, to receive his salary and bonus amounts in the form of Company stock, rather than cash.

Effective February 12, 2016, the Company entered into a Second Amendment to Executive Employment Agreement with Mr. Morgan (the “Second Amendment”), amending his original, April 1, 2015 employment agreement. Concurrent with the Second Amendment, Mr. Morgan commenced serving as Interim President of the Company. Mr. Morgan no longer serves as Vice President of the Company, but remains in his positions as Corporate Secretary and General Counsel. The Second Amendment reflects a $5,000 increase in Mr. Morgan’s annual salary during the period Mr. Morgan serves as Interim President, which period commenced on February 12, 2016 and shall end at any time on three (3) days’ notice by the Company (the “Interim Term”). The Second Amendment further provides that the increase in Mr. Morgan’s salary shall not be included in any severance calculations, including the severance calculations set forth in Sections 5(e) and 5(f) of his original agreement, and that upon termination of the Interim Term for any reason, Mr. Morgan’s employment, duties and salary shall revert back to what they were prior to the Second Amendment.

Finally, effective March 31, 2017, the Company entered into a Third Amendment to Executive Employment Agreement (the “Third Amendment”) with Mr. Morgan. The Third Amendment provides that the last day of the term of Mr. Morgan's employment is extended from March 31, 2017, to March 31, 2018, subject to the other terms and conditions of Section 2 of the original agreement; provided, however, that (i) the Company may change Mr. Morgan's status from full-time to part-time employee at any time, (ii) concurrently with any such change in status, the Company may modify his base compensation amount and structure, and his prospective bonus, if any, and (iii) notwithstanding any such change in status, Mr. Morgan shall remain eligible to receive the amount and other benefits set forth in Section 5(f) in accordance with the terms and conditions thereof.

Vicente Agreements

On December 18, 2014, the Company entered into an Executive Employment Agreement with Joseph R. Vicente, the Company’s former President and Chairman of the Board, which was effective as of January 1, 2015 and was to terminate as of December 31, 2017, unless earlier terminated by the Company or Mr. Vicente in accordance with the agreement (the “Vicente Employment Agreement”). The Vicente Employment Agreement provided for a base salary equal to $135,000, as well as an annual bonus opportunity, payable at the discretion of the board of directors, equal to 30% of Mr. Vicente’s base salary for that calendar year. Mr. Vicente had the option to receive any portion of his salary and bonus in stock of the Company, which was amended effective April 9, 2015 pursuant to an Amendment to Executive Employment Agreement whereby Mr. Vicente no longer had the option in his sole discretion to receive his salary and bonus amounts in stock. The Vicente Employment Agreement includes two-year restrictions on competition and solicitation of customers following termination of the agreement.

Effective February 12, 2016 (the “Separation Date”), the Company entered a Mutual Separation Agreement with Mr. Vicente (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Vicente stepped down from his positions as President and as a member of the Board. Under the Separation Agreement, Mr. Vicente is entitled to receive a severance, payable in equal monthly installments over the 24 month period post separation, in an amount equal to all compensation paid by the Company to Mr. Vicente for the 24 months preceding the termination, including salary and bonus received by Mr. Vicente. In 2016, the Company paid Mr. Vicente $118,937 in connection with the severance, and the remaining amount payable as of December 31, 2016 is $166,511. Additionally, the Company will pay for the value of his health insurance premiums, in monthly installments, until the earlier of 24 months after the Separation Date or until Mr. Vicente or his dependents become eligible for group health insurance coverage through a new employer. In 2016, the Company paid Mr. Vicente $16,496 in connection with these payments, and as of December 31, 2016 has a remaining amount payable of $20,849. Mr. Vicente is also entitled to payment of his salary through the Separation Date, payment for unused vacation days, payment for any unreimbursed expenses, and a bonus payment for work performed in calendar year 2015, payable within 60 days of the Company completing its fiscal 2015 audit. Mr. Vicente remains subject to the restrictive covenants contained in the Vicente Employment Agreement, including a covenant not to compete and a non-solicitation provision, and is subject to additional restrictive covenants in the Separation Agreement.

Outstanding Equity Awards at Fiscal Year End.

The following table sets forth information with respect to the outstanding equity awards of the Company’s principal executive officers during 2016, and each person who served as an executive officer of our company as of December 31, 2016 (No grants were made during 2016):

2016 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of Cord Shares)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)

Joseph Vicente
Chairman and President (former)	-	-	$ -	$ -

Stephen Morgan
Interim President and General Counsel	-	-	$ -	$ -

Proposal 1
Election of Directors

The Board, upon recommendation by the Nominating and Corporate Governance Committee, has nominated Mr. Timothy McGrath for re-election as a director, to hold office until the 2020 annual meeting of shareholders or until his successor has been duly elected and qualified. In the event Mr. McGrath is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person as the board of directors may recommend. The board has no reason to believe that Mr. McGrath will be unable or unwilling to serve. Biographical information for Mr. McGrath appears earlier in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REELECTION OF MR. MCGRATH TO THE BOARD OF DIRECTORS.

Proposal 2
Ratification of Appointment of Independent Registered Certified
Public Accounting Firm

The Audit Committee has appointed RBSM LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2017. Representatives of RBSM LLP will be present at the 2017 annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders.  Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of RBSM LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Principal Accounting Fees and Services

The following table sets forth the fees billed by our principal independent accountants, RBSM, LLP and De Joya Griffith, LLC (“De Joya”), for each of our last two fiscal years for the categories of services indicated:

	RBSM	De Joya	RBSM
	December 31, 2015		December 31, 2016
Audit Fees	$25,970	$57,276	$108,248
Audit Related Fees	-	-	-
Tax Fees	-	16,000	16,000
All Other Fees	-	-	-
	$25,970	$73,276	$124,248

Audit fees. Consists of fees billed for the audit of the Company’s annual financial statements, review of our Form 10-K, review of the Company’s interim financial statements included in the Company’s Form 10-Q and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

Tax fees. Consists of professional services rendered by a company aligned with the Company’s principal accountant for tax compliance, tax advice and tax planning.

Other fees. The services provided by the Company’s accountants within this category consisted of advice and other services relating to SEC matters, registration statement review, accounting issues and client conferences.

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditors and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 3
Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation

The Company’s Amended and Restated Articles of Incorporation, as amended, provides for a classified board of directors and requires any amendments to Article III (Board of Directors), Article IV (Indemnification) and Articles V (Amendment) must be approved by the affirmative vote of the holders of not less than two-thirds of the voting power of all of the shares of our stock entitled to vote for the election of directors. The board of directors reviews the Company’s corporate governance practices on a continuing basis.  In light of evolving practices and shareholder input, by resolution of the Board on April 28, 2017, the Board determined that it is in the best interests of the Company and our shareholders to amend our Amended and Restated Articles of Incorporation to declassify the Board and provide for an annual election of all directors beginning at the 2018 annual meeting of shareholders and to change the supermajority shareholder vote requirement for amendments to the aforedescribed Articles to a majority vote requirement (the "Amendment"). The board of directors believes that the declassified Board and the majority voting requirement will give shareholders enhanced flexibility to change the Company’s board of directors and governing documents, while ensuring that fundamental changes made by shareholders will be acceptable to the holders of a majority of shares. The form of Amendment is attached to this proxy statement as Appendix A.

The proposed Amendment may, if adopted, make it easier for one or more shareholders to change the Company’s corporate governance and, therefore, make it more difficult for the board of directors to protect shareholders’ interests, e.g., if they are presented with an acquisition proposal that potentially undervalues the Company. Nevertheless, there are other actions that the board of directors can take to protect shareholders’ interests on such occasions.

The board of directors is proposing these amendments for the reasons described above. The board of directors recommends that the shareholders approve the Amendment. If this proposal is approved, beginning with the 2018 annual meeting of shareholders, the board of directors will be declassified and the entire Board will be elected on an annual basis. The Board does not otherwise have any current plans to amend any provisions of the Amended and Restated Articles of Incorporation described above that currently require a supermajority vote, or to take or propose any action contemplated by such provisions, except for those proposed in this proxy.

If the Amendment is approved, the Board intends to cause the Amendment to be filed with the Secretary of State of the State of Florida following the annual meeting. If the Amendment is not approved, our Board will remain classified and any amendment to Articles III, IV and/or V of our Amended and Restated Articles of Incorporation will require the affirmative vote of the holders of not less than two-thirds of the voting power of all of our shares entitled to vote for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2017 annual meeting. If, however, other matters properly come before the 2017 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Florida law there are no dissenter's rights available to our shareholders in connection with any matter submitted to a vote of our shareholders at the 2017 annual meeting.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2017 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2018 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Cord Blood America, Inc.
Attention: Corporate Secretary
1857 Helm Drive
Las Vegas, NV 89119
Facsimile: (702) 914-7251

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2018 annual meeting must be received by us at our principal executive office no later than December 13, 2017 in order to be eligible for inclusion in our 2018 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Cord Blood America, Inc. at our principal executive offices at 1857 Helm Drive, Las Vegas, NV 89119 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2016 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2016 10-K by writing to us at 1857 Helm Drive, Las Vegas, NV 89119, Attention: Corporate Secretary.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Cord Blood America, Inc., Attention: Corporate Secretary, 1857 Helm Drive, Las Vegas, NV 89119.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Cord Blood America, Inc., 1857 Helm Drive, Las Vegas, NV 89119.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Sandberg
David Sandberg,
Chairman
Las Vegas, NV
May __, 2017

APPENDIX A
 ARTICLES OF AMENDMENT TO AMENDED AND
RESTATED ARTICLES OF INCORPORATION
OF
CORD BLOOD AMERICA, INC.

Pursuant to Sections 607.1006 of the Florida Business Corporation Act (“FBCA”), the undersigned Interim President of Cord Blood America, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Florida and bearing Document Number P99000089885, does hereby certify:

FIRST:
The Board of Directors approved the following amendment to the Corporation’s Amended and Restated Articles of Incorporation by a unanimous written consent on April 28, 2017 pursuant to Section 607.0821 of the FBCA, and recommended that the Corporation’s shareholders approve such amendment.

SECOND:
The holders of at least two-thirds of the voting power of the Corporation's shares entitled to vote for the election of directors approved the following amendment to the Corporation’s Amended and Restated Articles of Incorporation at a meeting of shareholders held on July 19, 2017 in accordance with the provisions of the Corporation's Amended and Restated Articles of Incorporation and pursuant to Section 607.0704 of the FBCA. The number of votes cast by the super-majority shareholders was sufficient for approval.

THIRD:
Article III of the Corporation's Amended and Restated Articles of Incorporation is hereby deleted in its entirety and substituted with the following:

ARTICLE III
BOARD OF DIRECTORS

The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than fifteen persons. The exact number of Directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. Directors shall hold office until his or her successor is elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

FOURTH:
Article V of the Corporation's Amended and Restated Articles of Incorporation is hereby deleted in its entirety and substituted with the following:

ARTICLE V
AMENDMENT

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders of the corporation hereunder are granted subject to this reservation.

FURTHER RESOLVED: That the effective date of these Articles of Amendment shall be [●], 2017.

A-1

IN WITNESS WHEREOF, the undersigned, being the Interim President of this Corporation, has executed these Articles of Amendment to the Corporation’s Amended and Restated Articles of Incorporation as of [●], 2017.

Cord Blood America, Inc.

By:
Stephen Morgan, Interim President

 A-2

CORD BLOOD AMERICA, INC. (the "Company") THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2017 ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2017 AT 10 AM EST
CONTROL ID:
REQUEST ID:

The undersigned, revoking all prior proxies, hereby appoints Stephen Morgan with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the 2017 Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 19, 2017 at 10:00 a.m., Eastern Standard Time, at _________, and at any adjournments or postponements thereof and in their discretion upon all other matters that may properly come before said 2017 Annual Meeting and any adjournment thereof.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Annual Meeting of the undersigned’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/CBAI
PHONE:	1-866-752-VOTE (8683)

2017 ANNUAL MEETING OF THE SHAREHOLDERS OFCORD BLOOD AMERICA, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR	AGAINST
	Election of Directors: Timothy McGrath	☐	☐		CONTROL ID: REQUEST ID:
Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	Approval of an amendment to the Amended and Restated Articles of Incorporation.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REELECTION OF MR. MCGRATH TO THE BOARD OF DIRECTORS AND “FOR” FOR PROPOSALS 2 AND 3.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE REELECTION OF MR. MCGRATH TO THE BOARD OF DIRECTORS AND PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_____________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)